EXHIBIT 8.1

SUBSIDIARIES OF COSTAMARE INC.

The following companies are subsidiaries of Costamare Inc. as of March 10, 2017.

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
MERIN SHIPPING CO.	Liberia	100%
LYTTON SHIPPING CO.	Liberia	100%
NIGEL SHIPPING CO.	Liberia	100%
VENOR SHIPPING CO.	Liberia	100%
LEGE SHIPPING CO.	Liberia	100%
SIMS SHIPPING CO.	Liberia	100%
DENOR SHIPPING CO.	Liberia	100%
BURTON SHIPPING CO.	Liberia	100%
FLOW SHIPPING CO.	Liberia	100%
MERTEN SHIPPING CO.	Liberia	100%
RAY SHIPPING CO.	Liberia	100%
MIKO SHIPPING CO.	Liberia	100%
CORNAS SHIPPING CO.	Liberia	100%
MERA SHIPPING CO.	Liberia	100%
DOURO SHIPPING CO.	Liberia	100%
GRAPPA SHIPPING CO.	Liberia	100%
LANG SHIPPING CO.	Liberia	100%
DINO SHIPPING CO.	Liberia	100%
COSTIS MARITIME CORPORATION	Liberia	100%
CHRISTOS MARITIME CORPORATION	Liberia	100%
ACHILLEAS MARITIME CORPORATION	Liberia	100%
FASTSAILING MARITIME CO.	Liberia	100%
KALAMATA SHIPPING CORPORATION	Liberia	100%
NAVARINO MARITIME CORPORATION	Liberia	100%
MARINA MARITIME CORPORATION	Liberia	100%
COSTACHILLE MARITIME CORPORATION	Liberia	100%
ANGISTRI CORPORATION	Liberia	100%
TAKOULIS MARITIME CORPORATION	Liberia	100%
FANAKOS MARITIME CORPORATION	Liberia	100%
MARVISTA MARITIME INC.	Liberia	100%
SEA ELF MARITIME INC.	Liberia	100%
HONAKER SHIPPING COMPANY	Liberia	100%
CAPETANISSA MARITIME CORPORATION	Liberia	100%
WEST END SHIPPING CO. LTD	Liberia	100%
RENA MARITIME CORPORATION	Liberia	100%
ALEXIA TRANSPORT CORP.	Liberia	100%
CARAVOKYRA MARITIME CORPORATION	Liberia	100%
MARATHOS SHIPPING INC	Liberia	100%
BULLOW INVESTMENTS INC.	Liberia	100%
MONTES SHIPPING CO.	Liberia	100%
KELSEN SHIPPING CO.	Liberia	100%
MAS SHIPPING CO.	Liberia	100%
GUILDMORE NAVIGATION S.A.	Liberia	100%
VOLK SHIPPING CO.	Liberia	100%
URIZA SHIPPING S.A.	Liberia	100%
DAVIES SHIPPING CO.	Liberia	100%
ERIN SHIPPING CO.	Liberia	100%
BROOKES SHIPPING CO.	Liberia	100%
IDEA SHIPPING CO.	Liberia	100%
DOME SHIPPING CO.	Liberia	100%
RONDA SHIPPING CO.	Liberia	100%

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
ROYCE SHIPPING CO.	Liberia	100%
MABEL SHIPPING CO.	Liberia	100%
WARRICK SHIPPING CO.	Liberia	100%
CONVEY SHIPPING CO.	Liberia	100%
SIMONE SHIPPING CO.	Liberia	100%
MADELIA SHIPPING CO.	Liberia	100%
ADELE SHIPPING CO.	Liberia	100%
BASTIAN SHIPPING CO.	Liberia	100%
CADENCE SHIPPING CO.	Liberia	100%
EDITH SHIPPING CO.	Liberia	100%
DAINA SHIPPING CO.	Liberia	100%
GAVIN SHIPPING CO.	Liberia	100%
FAY SHIPPING CO.	Liberia	100%
HALEY SHIPPING CO.	Liberia	100%
IDRIS SHIPPING CO.	Liberia	100%
JODIE SHIPPING CO.	Liberia	100%
KAYLEY SHIPPING CO.	Liberia	100%
MANSEL SHIPPING CO.	Liberia	100%
NICKY SHIPPING CO.	Liberia	100%
ODETTE SHIPPING CO.	Liberia	100%
PERCY SHIPPING CO.	Liberia	100%
LEROY SHIPPING CO.	Liberia	100%
UNDINE SHIPPING CO.	Liberia	100%
TERANCE SHIPPING CO.	Liberia	100%
QUENTIN SHIPPING CO.	Liberia	100%
RAYMOND SHIPPING CO.	Liberia	100%
SANDER SHIPPING CO.	Liberia	100%
VIRNA SHIPPING CO.	Liberia	100%
VALLI SHIPPING CO.	Liberia	100%
WALDO SHIPPING CO.	Liberia	100%
JOYNER CARRIERS S.A.	Liberia	100%
LINDNER SHIPPING CO.	Liberia	100%
FINCH SHIPPING CO.	Liberia	100%
TIMPSON SHIPPING CO.	Liberia	100%
SPEDDING SHIPPING CO.	Liberia	100%
CAGNEY SHIPPING CO.	Liberia	100%
COSTAMARE VENTURES INC.	Marshall Islands	100%
CROY HOLDINGS INC.	Marshall Islands	100%
COSTAMARE PARTNERS GP LLC	Marshall Islands	100%
COSTAMARE PARTNERS LP	Marshall Islands	100%
COSTAMARE PARTNERS HOLDINGS LLC	Marshall Islands	100%